UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2025 (November 6, 2025)

Gladstone Investment Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	814-00704	83-0423116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1521 Westbranch Drive, Suite 100, McLean, Virginia 22102
(Address of Principal Executive Offices) (Zip Code)
(703)
287-5800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	GAIN	The Nasdaq Stock Market LLC
5.00% Notes due 2026	GAINN	The Nasdaq Stock Market LLC
4.875% Notes due 2028	GAINZ	The Nasdaq Stock Market LLC
8.00% Notes due 2028	GAINL	The Nasdaq Stock Market LLC
7.875% Notes due 2030	GAINI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or
Rule 12b-2 of
the Securities Exchange Act of 1934 (17
CFR §240.12b-2). Emerging
growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.
Entry into a Material Definitive Agreement
On November 6, 2025, Gladstone Investment Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company, Gladstone Management Corporation, Gladstone Administration, LLC and B. Riley Securities, Inc, in connection with the issuance and sale of $60.0 million aggregate principal amount of the Company’s 6.875% Notes due 2028 in a registered direct offering (the “Notes” and such offering, the “Offering”). The closing of the Offering occurred on November 10, 2025. The Company intends to use the net proceeds from the Offering to repay a portion of the amount outstanding under its credit facility, to fund new investment opportunities and for other general corporate purposes. The Company intends to re-borrow under its
credit facility to make investments in portfolio companies in accordance with its investment objectives and market conditions and for other general corporate purposes.
The Offering was made pursuant to the Company’s effective shelf registration statement on Form
N-2
(Registration
No. 333-277452)
previously filed with the Securities and Exchange Commission, as supplemented by a prospectus supplement dated November 6, 2025 and the pricing term sheet dated November 6, 2025. This Current Report on Form
8-K
shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
On November 10, 2025, in connection with the Offering, the Company and UMB Bank, National Association, as trustee (the “Trustee”), entered into a Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) to the Indenture, dated May 22, 2020, between the Company and the Trustee (together with the Sixth Supplemental Indenture, the “Indenture”). The Sixth Supplemental Indenture relates to the Offering of the Notes.
The Notes will mature on November 1, 2028, unless previously redeemed or repurchased in accordance with their terms. The interest rate of the Notes is 6.875% per year, and interest on the Notes will be paid on May 1 and November 1 of each year, beginning on May 1, 2026. The Notes are the Company’s direct unsecured obligations and rank pari passu with the Company’s existing and future unsecured, unsubordinated indebtedness, including its 5.00% notes due 2026, 4.875% notes due 2028, 8.00% notes due 2028 and 7.875% Notes due 2030; senior to any series of preferred stock that the Company may issue in the future; senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to any future secured indebtedness of the Company (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s existing or future subsidiaries, including, without limitation, borrowings under the Company’s credit facility.
The Notes may be redeemed in whole or in part at any time prior to August 1, 2028 at par plus a “make-whole” premium and thereafter at par plus accrued and unpaid interest thereon to the redemption date. The Indenture contains certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), or any successor provisions, to comply with Section 18(a)(1)(B) as modified by Section 61(a)(2) of the Investment Company Act, or any successor provisions but giving effect to any no-action
relief granted by the Securities and Exchange Commission (the “SEC”) to another business development company and upon which the Company may reasonably rely (or to the Company if the Company determines to seek such similar no-action
or other relief), and to provide certain financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are set forth in the Indenture.
The description above is only a summary of the material provisions of the Underwriting Agreement, the Sixth Supplemental Indenture and the Notes and is qualified in its entirety by reference to copies of the Underwriting Agreement, the Sixth Supplemental Indenture and the Notes, respectively, each filed as exhibits to this Current Report on Form
8-K
and incorporated by reference herein.
Item 9.01. Financial Statements and
Exhibits
.
(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 6, 2025, by and among Gladstone Investment Corporation, Gladstone Management Corporation, Gladstone Administration, LLC and B. Riley Securities, Inc.

4.1	Sixth Supplemental Indenture between Gladstone Investment Corporation and UMB Bank, National Association, dated as of November 10, 2025.

4.2	Form of Global Note with respect to the 6.875% Notes due 2028, incorporated by reference to Exhibit 4.1 hereto.

5.1	Opinion of Kirkland & Ellis LLP.

23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 hereto).

99.1	Press Release issued by Gladstone Investment Corporation, dated November 6, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation

Date: November 10, 2025	By:	/s/ Taylor Ritchie
Taylor Ritchie
Chief Financial Officer and Treasurer